UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2021

Perdoceo Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Perdoceo Education Corporation (the "Company") held its annual meeting of stockholders on June 3, 2021 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan (the “A&R 2016 Plan”) to, among other things, increase by 6,500,000 the number of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), that will be available for issuance under the A&R 2016 Plan, resulting in the aggregate Share limit increasing from 4,200,000 to 10,700,000 (subject to adjustment, including under the share counting rules, and the addition of Shares from forfeited and terminated awards under the Company’s prior plans).

A summary of the A&R 2016 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on Apri1 20, 2021, in the section entitled “PROPOSAL 3:  Approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan,” and is incorporated herein by reference.  The information included herein relating to the A&R 2016 Plan is qualified in its entirety by reference to the actual terms of the A&R 2016 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were voted on:

(1)The Company’s stockholders voted as follows to elect nine directors to the Company’s Board of Directors:

Directors:	Votes For:	Against:	Abstain:	Broker Non-Votes:
Dennis H. Chookaszian	52,429,359	1,667,713	2,715	6,281,369
Kenda B. Gonzales	53,601,250	492,490	6,047	6,281,369
Patrick W. Gross	52,498,212	1,596,331	5,244	6,281,369
William D. Hansen	53,336,982	756,409	6,396	6,281,369
Gregory L. Jackson	52,556,245	1,537,959	5,583	6,281,369
Thomas B. Lally	52,418,049	1,662,120	19,618	6,281,369
Todd S. Nelson	53,413,896	680,775	5,116	6,281,369
Leslie T. Thornton	52,459,165	1,635,677	4,945	6,281,369
Alan D. Wheat	53,748,227	346,329	5,231	6,281,369

(2)	The Company’s stockholders approved, on a nonbinding advisory basis, the executive compensation paid by the Company to its named executive officers, by the votes set forth in the table below:

Votes For:	Against:	Abstain:	Broker Non-Votes:
53,017,027	787,476	295,284	6,281,369

(3)	The Company’s stockholders voted as follows to approve the Perdoceo Education Corporation Amended & Restated 2016 Incentive Compensation Plan:

Votes For:	Against:	Abstain:	Broker Non-Votes
51,685,950	2,375,037	38,800	6,281,369

(4)

The Company’s stockholders voted as follows to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2021:

Votes For:	Against:	Abstain:	Broker Non-Votes
60,327,962	49,728	3,466	0

Item 9.01	Financial Statements and Exhibits

(d)Exhibits

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

*10.1	Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and
Corporate Secretary

Dated:	June 8, 2021

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